Exhibit 99.2

Q1 2019 EARNINGS PRESENTATION PeerStream, Inc. | OTCQB: PEER April 2019

Safe Harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream", the "Company", "we", "our", or "us") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "began," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "would" and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

- our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies;
- our ability to effectively market and generate revenue from our software licensing and technology implementation services;
- the ability of ProximaX Limited ("ProximaX") to have sufficient resources to make payments to us upon our completion of the remaining performance milestones under our technology services agreement;
- our ability to generate and maintain active subscribers and to maintain engagement with our user base;
- development and acceptance of blockchain technologies and the continuing growth of the blockchain industry;
- the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants;
- legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services;
- risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency;
- our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PeerStream Protocol;
- our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity;
- our ability to develop, establish and maintain strong brands;
- the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies;e
- our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements;
- our reliance on our executive officers; and
- our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws.

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3 OTCQB:PEER A communications software innovator developing enhanced security and privacy solutions for video, voice, and text applications and data transmission, targeting consumer, government and enterprise clients.

PeerStream Offers Communications Security Over Public Networks

<u>Communications flows become vulnerable while traversing the internet</u>


IP Spoofing
Cloning
Private Network
Communication Flow via Public Internet
Private Network
Man-in-the-middle
Social Engineering

PeerStream protects data flows over public networks, offering support to global organizations

Four levels of enhanced security build on multi-layer encryption and intelligent network routing to secure sender and recipient identities

Configurable security settings greatly reduce risk of cloning and eavesdropping for highly sensitive communications

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Go - to - Market Strategy in $140Bln 1 Cybersecurity Market ✓ Pursuing Market Opportunities • Negotiations underway with strategic partners in Cybersecurity that align with and/or compliment PSP’s core value offering • Teaming up with subject matter experts and consultants in Government • Exploration of commercial opportunities with Telefonica directly and with their enterprise and government clients ✓ Driving to Commercial Readiness • PSP code complete and deployed to public test net available for third party developers • Entering ElevenPaths test lab in May 2019 for PSP protocol and cryptography validation -- public report to be published at conclusion, tentatively scheduled for July 2019 • First full commercial deployment of PSP /Backchannel security solution expected in H2 2019 ✓ Target Customers and Channels • Government agencies and prime contractors • Direct sales to enterprises and channel partners with secure communications requirements 5 1 Source: Industry ARC, March 2019

Recent Development & Financial Presentation 6 On January 31, 2019, we entered into an Asset Purchase Agreement with The Dating Company, LLC, pursuant to which we sold substantially all of the assets related to our online dating services business (the “Dating Services Business”) During the first quarter of 2019, we began to separately report the results of the Dating Services Business as a discontinued operation in our consolidated statements of operations for current and past periods.

Financial Highlights 7 • Q1 2019 revenue of $4.9MM increased 19.7% vs. Q1 2018 • Net income was $0.6MM for Q1 2019, a $1.5MM increase vs. Q1 2018, driven by incremental technology service revenue and the sale of the Dating Services Business • Net income from continuing operations was $0.1MM for Q1 2019, a $0.6MM increase vs. Q1 2018 • Adjusted EBITDA was $0.5MM for Q1 2019 1 , a $0.4MM increase vs. Q1 2018 • Net cash flow for Q1 2019 was $(1.3)MM Cash and cash equivalents of $5.3MM, $0 debt, $184,000 operating lease obligations 1 Adjusted EBITDA is a non - GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net income (loss), the mos t directly comparable financial measure calculated in accordance with GAAP.

• Q1 2019 revenue of $4.9MM increased 19.7% vs. Q1 2018 • Q1 2019 revenue includes the technology services revenue from the ProximaX Technology Services Agreement 03/31/19 $4.9MM quarterly total revenue $1.7MM Technology Services Revenue Revenue 8

Earnings and Profitability 9 • Net income improved $1.5MM driven by the technology service revenue and the gain on sale of the Dating Services Business • Net income from continuing operations improved $0.6MM • Q1 2019 adjusted EBITDA 1 improved $0.4MM 1 Adjusted EBITDA is a non - GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net income (loss), the mos t directly comparable financial measure calculated in accordance with GAAP. 1

• Net cash flow for the three months ended March 31, 2019 was $(1.3)MM • Cash and cash equivalents of approximately $5.3MM at March 31, 2019, $0 debt, and approximately $184 thousand of operating lease obligations Cash Flows 10

Corporate Announcements 11 ● Transition of Judy Krandel, CFO ○ On May 6, Judy will transition to a consultant role, assisting the company in investor relations, strategy, and business development ○ Alex Harrington will assume the duties of principal financial officer on an interim basis during the search for a successor ● PeerStream Board approved a stock repurchase program for up to $500,000 over the next 12 months

Non - GAAP Financial Measures Adjusted EBITDA is defined as net income (loss) adjusted to exclude net income (loss) from discontinued operations, interest inc ome, net, income tax benefit, depreciation and amortization expense and stock - based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company’s management and its Board of Directors to understand and evaluate the Company’s core operating performance and trends, to develop short - and long - te rm operational plans, and to allocate resources to expand the Company’s business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a use ful measure for period - to - period comparisons of the cash operating income generated by the Company’s business. The Company believes that Adjusted EBITDA is useful to investors a nd others to understand and evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of comp eti tors. Management also uses non - GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Compa ny' s future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information pre par ed in accordance with GAAP. Some limitations of Adjusted EBITDA as a financial measure include that: • Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortizatio n e xpense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; or (iii) consider the potentially dilutive imp act of stock - based compensation; and • Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Ad jus ted EBITDA at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider this non - GAAP financial information along with other financial performance mea sures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equiv ale nts, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP. The following unaudited table presents a reconciliation of net income (loss), the most directly comparable financial measure cal culated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended March 31, 2019 and 2018 (in thousands): Non - GAAP Reconciliation: Adjusted EBITDA 12